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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of Earliest Event Reported):

                                November 1, 2001

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                                DIGITAL LAVA INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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          DELAWARE                      1-14831                95-4584080
(STATE OR OTHER JURISDICTION OF       (COMMISSION           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)       FILE NUMBER)         IDENTIFICATION NO.)


     13160 MINDANAO WAY, SUITE 350
          MARINA DEL REY, CA                                      90292
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)




                                 (310) 577-0200
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              (Registrant's Telephone Number, Including Area Code)



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         (Former Name or Former Address, if Changed Since Last Report.)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

      On November 1, 2001, Digital Lava completed the sale of substantially all of its assets to Interactive Video Technologies, Inc. ("IVT"), for an aggregate purchase price of approximately $700,000 dollars, pursuant to the terms of an Asset Purchase Agreement dated September 19, 2001 (the "Agreement"). Prior to execution of the Agreement, there has been no material relationship between IVT and Digital Lava or any of Digital Lava's officers, directors or affiliates.

      A press release dated November 2, 2001 announcing the consummation of the asset sale pursuant to the Agreement is included herein as Exhibit 99.1, and is incorporated by reference into this Item 2.

ITEM 5. OTHER EVENTS.

      On November 2, 2001, Digital Lava issued a press release announcing the completion of the sale of substantially all of its assets to Interactive Video Technologies, Inc. pursuant to the terms of an Asset Purchase Agreement dated September 19, 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      2.1 Plan of Liquidation and Dissolution of Digital Lava Inc., incorporated by reference to Exhibit A to Digital Lava's Schedule 14(a), Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 dated October 9, 2001.

      2.2 Asset Purchase Agreement dated September 19, 2001 between Digital Lava Inc. and Interactive Video Technologies, Inc., Incorporated by reference to Exhibit B to Digital Lava's Schedule 14(a), Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 dated October 9, 2001.

      99.1  Press release dated November 2, 2001.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DIGITAL LAVA INC.


Date:  November 2, 2001             By: /s/ BENNET LIENTZ
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                                        Bennet Lientz
                                        Chief Financial Officer